RANSON UNIT INVESTMENT
                          TRUSTS, SERIES 114
                      VALUE LINE #1 STRATEGY TRUST,
                    SERIES 17 (SEPTEMBER 2001 SERIES)

                      SUPPLEMENT TO THE PROSPECTUS
                        DATED SEPTEMBER 19, 2001


     Effective immediately, the Termination Date which appears under the heading Essential Information on page 3 of the prospectus should read December 16, 2002. Also effective immediately the first sentence under the Fees and Expenses table on page 3 of the prospectus is amended and should read as follows:

     The deferred sales fee is fixed at $0.19 per unit and accrues daily from December 17, 2001 through February 15, 2002.


Supplement Dated: November 9, 2001